Security Information








Security Purchased


Cusip
032511AY3


Issuer
ANADARKO PETROLEUM CORP


Underwriters
Citigroup, CSFB, Goldman Sachs, UBS, BoA,
BMO Capital Markets, BNP Paribas, DBSI,
Greenwich Capital Markets, LaSalle Bank NA,
Mitsubishi UFJ, Morgan Stanley, Wachovia,
Calyon, DnB NOR Markets, Scotia Capital, SG
Americas Securities


Years of continuous operation, including predecessors
> 3 years


Security
APC 6.45% 9/15/2036


Is the affiliate a manager or co-manager of offering?
Sr Co-Manager


Name of underwriter or dealer from which purchased
CSFB


Firm commitment underwriting?
Yes


Trade date/Date of Offering
9/14/2006


Total amount of offering sold to QIBs
1,750,000,000


Total amount of any concurrent public offering
0


Total
1,750,000,000


Public offering price
99.21


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa2/BBB-


Current yield
6.48%


Benchmark vs Spread (basis points)
160 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance^
Fund Performance^
Measurement Date*
New York Funds







DWS Core Plus Income Fund
New York
1,780,000
 $
1,765,902
0.10%



DWS Lifecycle Long Range Fund
New York
660,000
 $                   654,773
0.04%



Total

2,440,000
 $
2,420,675
0.14%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


















Security Information








Security Purchased


Cusip
641423BN7


Issuer
NEVADA POWER CO


Underwriters
DBSI, Goldman Sachs


Years of continuous operation, including predecessors
> 3 years


Security
SRP 6.65%  4/1/2036


Is the affiliate a manager or co-manager of offering?
Joint Lead Manager


Name of underwriter or dealer from which purchased
Goldman Sachs


Firm commitment underwriting?
Yes


Trade date/Date of Offering
6/21/2006


Total amount of offering sold to QIBs
120,000,000


Total amount of any concurrent public offering
0


Total
120,000,000


Public offering price
 $    92.65


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.75%


Rating
Ba1/BB


Current yield
7.18%


Benchmark vs Spread (basis points)
170 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
620,000
 $                   574,411
0.52%



New York Funds







DWS Core Fixed Income Fund
New York
2,215,000
 $
2,052,131
1.85%



DWS Lifecycle Long Range Fund
New York
440,000
 $                   407,647
0.37%



Total

3,275,000
 $
3,034,189
2.73%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.


































Security Information






Security Purchased

Cusip
925524AW0

Issuer
VIACOM INC

Underwriters
BoA, Citigroup, JP Morgan, ABN Amro, Daiwa
Securities, DBSI, Dresdner Kleinwort, Mizuho
International, RBS Greenwich, Societe
Generale, Tokyo-Mitsubishi Securities,
Wachovia

Years of continuous operation, including predecessors
> 3 years

Security
VIA 6.875% 4/30/2036

Is the affiliate a manager or co-manager of offering?
Co-Manager

Name of underwriter or dealer from which purchased
BoA

Firm commitment underwriting?
Yes

Trade date/Date of Offering
4/5/2006

Total amount of offering sold to QIBs
1,750,000,000

Total amount of any concurrent public offering
0

Total
1,750,000,000

Public offering price
 $  99.00

Price paid if other than public offering price
 N/A

Underwriting spread or commission
0.88%

Rating
Baa3/BBB

Current yield
6.94%

Benchmark vs Spread (basis points)
195 bp







Fund Specific Information






Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund

Chicago Funds





DWS Core Fixed Income VIP
Chicago
1,014,000
 $
1,003,890
0.06%

New York Funds





DWS Core Fixed Income Fund
New York
4,042,000
 $
4,001,701
0.23%

DWS Lifecycle Long Range Fund
New York
790,000
 $                   782,124
0.05%

DWS Core Plus Income Fund
New York
1,953,000
 $
1,933,529
0.11%

DWS Bond VIP
New York
560,000
 $                   554,417
0.03%

Total

8,359,000
 $
8,275,661
0.48%







^The Security and Fund Performance is calculated based on information provided by State Street Bank.


*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.
Security Information








Security Purchased


Cusip
925524AY6


Issuer
VIACOM INC


Underwriters
BoA, Citigroup, JP Morgan, ABN Amro, Daiwa
Securities, DBSI, Dresdner Kleinwort, Mizuho
International, RBS Greenwich, Societe
Generale, Tokyo-Mitsubishi Securities,
Wachovia


Years of continuous operation, including predecessors
> 3 years


Security
VIA 5.75% 4/30/2011


Is the affiliate a manager or co-manager of offering?
Co-Manager


Name of underwriter or dealer from which purchased
BoA


Firm commitment underwriting?
Yes


Trade date/Date of Offering
4/5/2006


Total amount of offering sold to QIBs
1,500,000,000


Total amount of any concurrent public offering
0


Total
1,500,000,000


Public offering price
 $ 99.40


Price paid if other than public offering price
 N/A


Underwriting spread or commission
0.88%


Rating
Baa3/BBB


Current yield
5.79%


Benchmark vs Spread (basis points)
110 bp










Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund



Chicago Funds







DWS Core Fixed Income VIP
Chicago
830,000
 $                   824,987
0.06%



New York Funds







DWS Bond VIP
New York
458,000
 $                   455,234
0.03%



DWS Core Fixed Income Fund
New York
3,095,000
 $
3,076,306
0.21%



DWS Core Plus Income Fund
New York
1,598,000
 $
1,588,348
0.11%



DWS Lifecycle Long Range Fund
New York
678,000
 $                   673,905
0.05%



DWS Short Duration Fund
New York
970,000
 $                   964,141
0.06%



Total

7,629,000
 $
7,582,921
0.51%











^The Security and Fund Performance is calculated based on information provided by State Street Bank.




*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.